SUB-ITEM 77Q1E

                            MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

1. Each Trust, for itself and its Funds, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the "Waiver").

     i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

     ii. The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

     iii. The Waiver will not apply to cash collateral for securities lending.

     For purposes of the paragraph above, the following terms shall have the following meanings:

     (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

     (b) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and Invesco agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) SHORT-TERM INVESTMENTS TRUST on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

          By:    /s/ John  M. Zerr

          Title: Senior Vice President

          INVESCO ADVISERS, INC.

          By:    /s/ John M. Zerr

          Title: Senior Vice Presiden

                          EXHIBIT A TO ADVISORY FEE MO

AIM EQUITY FUNDS                                WAIVER DESCRIPTION                               EFFECTIVE DATE       EXPIRATION
(INVESCO EQUITY FUNDS)                                                                                                    DATE
---------------------------  ----------------------------------------------------------------    --------------       ----------
Invesco Charter Fund         Invesco will waive advisory fees to the extent necessary so that      1/1/2005            12/31/2012
                             advisory fees Invesco receives do not exceed the
                             annualized rates listed below.
                             0.75% of the first $150M
                             0.615% of the next $4.85B
                             0.57% of the next $2.5B
                             0.545% of the next $2.5B
                             0.52% of the excess over $10B
Invesco Constellation Fund   Invesco will waive advisory fees to the extent necessary so that      3/27/2006           12/31/2012
                             advisory fees Invesco receives do not exceed the
                             annualized rates listed below.
                             0.695% of the first $250M
                             0.615% of the next $4B
                             0.595% of the next $750M
                             0.57% of the next $2.5B
                             0.545% of the next $2.5B
                             0.52% of the excess over $10B

 AIM TAX-EXEMPT FUNDS
     (INVESCO TAX
     EXEMPT FUNDS)                          WAIVER DESCRIPTION                  EFFECTIVE DATE     EXPIRATION DATE
-----------------------     ------------------------------------------------    --------------     ---------------
Invesco Van Kampen          Invesco will waive advisory fees in the amount       2/12/2010          6/30/2012
Intermediate Term           of 0.10% of the Fund's average daily net assets
Municipal Income
Fund

Invesco Van Kampen          Invesco will waive advisory fees in the amount       2/12/2010          6/30/2012
New York Tax Free           of 0.25% of the Fund's average daily net assets
Income Fund

   AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S
   SERIES TRUST)                             WAIVER DESCRIPTION                  EFFECTIVE DATE      EXPIRATION DATE
-----------------------       -----------------------------------------------    --------------      ---------------
Premier Portfolio             Invesco will waive advisory fees in the amount         2/1/2011        1/31/2012
                              of 0.07% of the Fund's average daily net assets

Premier U.S.                  Invesco will waive advisory fees in the amount         2/1/2011        1/31/2012
Government Money              of 0.07% of the Fund's average daily net assets
Portfolio

   AIM VARIABLE
   INSURANCE FUNDS
(INVESCO VARIABLE                           WAIVER DESCRIPTION                                    EFFECTIVE DATE       EXPIRATION
   INSURANCE FUNDS)                                                                                                       DATE
-----------------------      -------------------------------------------------------------        --------------       ----------
Invesco V. I. Capital        Invesco will waive advisory fees to the extent necessary so          1/1/2005              4/30/2012
Development Fund             that advisory fees Invesco
                             receives do not exceed the annualized rates listed below.
                             0.745% of the first $250M
                             0.73% of the next $250M
                             0.715% of the next $500M
                             0.70% of the next $1.5B
                             0.685% of the next $2.5B
                             0.67% of the next $2.5B
                             0.655% of the next $2.5B
                             0.64% of the excess over $10B

                                                               SUB-ITEM 77 Q1(e)

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                              EFFECTIVE DATE    COMMITTED UNTIL
---------------------------------------------------- -----------------  ---------------
Invesco California Tax-Free Income Fund               February 12, 2010  June 30, 2012
Invesco Core Plus Bond Fund                           June 2, 2009       June 30, 2012
Invesco Dividend Growth Securities Fund               February 12, 2010  June 30, 2012
Invesco Equally-Weighted S&P 500 Fund                 February 12, 2010  June 30, 2012
Invesco Floating Rate Fund                            July 1, 2007       June 30, 2012
Invesco S&P 500 Index Fund                            February 12, 2010  June 30, 2012
Invesco Select Real Estate Income Fund                July 1, 2007       June 30, 2012
Invesco Structured Core Fund                          July 1, 2007       June 30, 2012
Invesco Van Kampen American Franchise Fund            February 12, 2010  June 30, 2012
Invesco Van Kampen Equity and Income Fund             February 12, 2010  June 30, 2012
Invesco Van Kampen Growth and Income Fund             February 12, 2010  June 30, 2012
Invesco Van Kampen Pennsylvania Tax Free Income Fund  February 12, 2010  June 30, 2012
Invesco Van Kampen Small Cap Growth Fund              February 12, 2010  June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                          EFFECTIVE DATE  COMMITTED UNTIL
---------------------------------  --------------  ---------------
Invesco Capital Development Fund   July 1, 2007    June 30, 2012
Invesco Charter Fund               July 1, 2007    June 30, 2012
Invesco Constellation Fund         July 1, 2007    June 30, 2012
Invesco Disciplined Equity Fund    July 14, 2009   June 30, 2012
Invesco Diversified Dividend Fund  July 1, 2007    June 30, 2012
Invesco Summit Fund                July 1, 2007    June 30, 2012

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                      EFFECTIVE DATE  COMMITTED UNTIL
----------------------------------------  --------------  ---------------
Invesco European Small Company Fund       July 1, 2007    June 30, 2012
Invesco Global Core Equity Fund           July 1, 2007    June 30, 2012
Invesco International Small Company Fund  July 1, 2007    June 30, 2012
Invesco Small Cap Equity Fund             July 1, 2007    June 30, 2012

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------  -----------------  ---------------
Invesco Convertible Securities Fund    February 12, 2010  June 30, 2012
Invesco Global Equity Fund             July 1, 2007       June 30, 2012
Invesco Mid Cap Core Equity Fund       July 1, 2007       June 30, 2012
Invesco Small Cap Growth Fund          July 1, 2007       June 30, 2012
Invesco Van Kampen Leaders Fund        February 12, 2010  June 30, 2012
Invesco Van Kampen U.S. Mortgage Fund  February 12, 2010  June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                        EFFECTIVE DATE  COMMITTED UNTIL
------------------------------------------  --------------  ---------------
Invesco Asia Pacific Growth Fund            July 1, 2007    June 30, 2012
Invesco European Growth Fund                July 1, 2007    June 30, 2012
Invesco Global Growth Fund                  July 1, 2007    June 30, 2012
Invesco Global Small & Mid Cap Growth Fund  July 1, 2007    June 30, 2012
Invesco International Growth Fund           July 1, 2007    June 30, 2012
Invesco International Core Equity Fund      July 1, 2007    June 30, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                                EFFECTIVE DATE    COMMITTED UNTIL
----------------------------------------------------------------  -----------------  ---------------
Invesco Balanced-Risk Allocation Fun*                             May 29, 2009       June 30, 2012
Invesco Balanced-Risk Commodity Strategy Fund**                   November 29, 2010  June 30, 2012
Invesco China Fund                                                July 1, 2007       June 30, 2012
Invesco Commodities Strategy Fund***                              February 12, 2010  June 30, 2012
Invesco Developing Markets Fund                                   July 1, 2007       June 30, 2012
Invesco Emerging Markets Equity Fund                              May 11, 2011       June 30, 2012
Invesco Emerging Market Local Currency Debt Fund                  June 14, 2010      June 30, 2012
Invesco Endeavor Fund                                             July 1, 2007       June 30, 2012
Invesco Global Advantage Fund                                     February 12, 2010  June 30, 2012
Invesco Global Health Care Fund                                   July 1, 2007       June 30, 2012
Invesco International Total Return Fund                           July 1, 2007       June 30, 2012
Invesco Pacific Growth Fund                                       February 12, 2010  June 30, 2012
Invesco Small Companies Fund                                      July 1, 2007       June 30, 2012
Invesco Van Kampen Global Tactical Asset Allocation Fund          February 12, 2010  June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL
--------------------------------------    -----------------    ---------------
Invesco Dynamics Fund                     July 1, 2007         June 30, 2012
Invesco Global Real Estate Fund           July 1, 2007         June 30, 2012
Invesco High Yield Fund                   July 1, 2007         June 30, 2012
Invesco High Yield Securities Fund        February 12, 2010    June 30, 2012
Invesco Limited Maturity Treasury Fund    July 1, 2007         June 30, 2012
Invesco Money Market Fund                 July 1, 2007         June 30, 2012
Invesco Municipal Bond Fund               July 1, 2007         June 30, 2012
Invesco Real Estate Fund                  July 1, 2007         June 30, 2012
Invesco Short Term Bond Fund              July 1, 2007         June 30, 2012
Invesco U.S. Government Fund              July 1, 2007         June 30, 2012
Invesco Van Kampen Corporate Bond Fund    February 12, 2010    June 30, 2012

----------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.

** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                                                               SUB-ITEM 77 Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                            EFFECTIVE DATE      COMMITTED UNTIL
-------------------------------------------    -----------------    ---------------
Invesco Energy Fund                            July 1, 2007         June 30, 2012
Invesco Gold & Precious Metals Fund            July 1, 2007         June 30, 2012
Invesco Leisure Fund                           July 1, 2007         June 30, 2012
Invesco Technology Fund                        July 1, 2007         June 30, 2012
Invesco Technology Sector Fund                 February 12, 2010    June 30, 2012
Invesco U.S. Mid Cap Value Fund                February 12, 2010    June 30, 2012
Invesco Utilities Fund                         July 1, 2007         June 30, 2012
Invesco Value Fund                             February 12, 2010    June 30, 2012
Invesco Van Kampen American Value Fund         February 12, 2010    June 30, 2012
Invesco Van Kampen Comstock Fund               February 12, 2010    June 30, 2012
Invesco Van Kampen Mid Cap Growth Fund         February 12, 2010    June 30, 2012
Invesco Van Kampen Small Cap Value Fund        February 12, 2010    June 30, 2012
Invesco Van Kampen Value Opportunities Fund    February 12, 2010    June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                      EFFECTIVE DATE      COMMITTED UNTIL
-----------------------------------------------------    -----------------    ---------------
Invesco High Income Municipal Fund                       July 1, 2007         June 30, 2012
Invesco Tax-Exempt Cash Fund                             July 1, 2007         June 30, 2012
Invesco Tax-Free Intermediate Fund                       July 1, 2007         June 30, 2012
Invesco Van Kampen High Yield Municipal Fund             February 12, 2010    June 30, 2012
Invesco Van Kampen Intermediate Term Municipal Income
       Fund                                              February 12, 2010    June 30, 2012
Invesco Van Kampen Municipal Income Fund                 February 12, 2010    June 30, 2012

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                                    EFFECTIVE DATE        COMMITTED UNTIL
------------------------------------------------------------------      -----------------      ---------------
Invesco V.I. Balanced-Risk Allocation Fund****
Invesco V.I. Basic Value Fund
Invesco V.I. Capital Appreciation Fund                                  July 1, 2007           June 30, 2012
Invesco V.I. Capital Development Fund                                   July 1, 2007           June 30, 2012
Invesco V.I. Core Equity Fund                                           July 1, 2007           June 30, 2012
Invesco V.I. Diversified Income Fund                                    July 1, 2007           June 30, 2012
Invesco V.I. Dividend Growth Fund                                       February 12, 2010      June 30, 2012
Invesco V.I. Global Health Care Fund                                    July 1, 2007           June 30, 2012
Invesco V.I. Global Real Estate Fund                                    July 1, 2007           June 30, 2012
Invesco V.I. Government Securities Fund                                 July 1, 2007           June 30, 2012
Invesco V.I. High Yield Fund                                            July 1, 2007           June 30, 2012
Invesco V.I. High Yield Securities Fund                                 February 12, 2010      June 30, 2012
Invesco V.I. International Growth Fund                                  July 1, 2007           June 30, 2012
Invesco V.I. Leisure Fund                                               July 1, 2007           June 30, 2012
Invesco V.I. Mid Cap Core Equity Fund                                   July 1, 2007           June 30, 2012
Invesco V.I. Money Market Fund                                          July 1, 2007           June 30, 2012
Invesco V.I. S&P 500 Index Fund                                         February 12, 2010      June 30, 2012
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund            February 12, 2010      June 30, 2012
Invesco V.I. Small Cap Equity Fund                                      July 1, 2007           June 30, 2012
Invesco V.I. Technology Fund                                            July 1, 2007           June 30, 2012
Invesco V.I. Utilities Fund                                             July 1, 2007           June 30, 2012

----------
**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
     Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

FUND                                                                    EFFECTIVE DATE        COMMITTED UNTIL
------------------------------------------------------------------      -----------------      ---------------
Invesco Van Kampen V.I. Capital Growth Fund                             February 12, 2010      June 30, 2012
Invesco Van Kampen V.I. Comstock Fund                                   February 12, 2010      June 30, 2012
Invesco Van Kampen V.I. Equity and Income Fund                          February 12, 2010      June 30, 2012
Invesco Van Kampen V.I. Global Value Equity Fund                        February 12, 2010      June 30, 2012
Invesco Van Kampen V.I. Growth and Income Fund                          February 12, 2010      June 30, 2012
Invesco Van Kampen V.I. Mid Cap Growth Fund                             February 12, 2010      June 30, 2012
Invesco Van Kampen V.I. Mid Cap Value Fund                              February 12, 2010      June 30, 2012

                          SHORT-TERM INVESTMENTS TRUST

FUND                                 EFFECTIVE DATE    COMMITTED UNTIL
---------------------------------    --------------    ---------------
Government TaxAdvantage Portfolio    July 1, 2007      June 30, 2012
STIC Prime Portfolio                 July 1, 2007      June 30, 2012
Treasury Portfolio                   July 1, 2007      June 30, 2012

                                                              SUB-ITEM 77D(g)

                             POLICIES WITH RESPECT TO
                             SECURITIES INVESTMENTS

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

On June 15, 2011, the Investment Committee of the Board of AIM Counselors Series Trust (Invesco Counselors Series Trust) (the "Board") on behalf of its portfolio, Invesco Select Real Estate Income Fund (the "Fund") approved that the officers of the Fund be authorized to (i) remove the 25% investment limitation on non-U.S. investments; (ii) increase the Fund's limitation on developing markets investments from 5% to 20%; (iii) change the benchmarks of the Fund to be equally weighted (i.e., 50% each) in the EPRA/NAREIT Developed Real Estate Index and the Wells Preferred REIT Index; and (iv) change the name of the Fund to Invesco Global Real Estate Income Fund.